                            WM  MONEY  MARKET  FUND
P R O S P E C T U S
                                 MARCH 1, 2000
                           AS REVISED AUGUST 7, 2000
--------------------------------------------------------------------------------

                                    CONTENTS

                                                PAGE
Risk/Return Summary...........................    2
Fees and Expenses.............................    6
Description of the Fund.......................    7
Investment Practices..........................    8
Shareholder Transactions......................   10
Distribution of Income and Capital Gains......   11
Taxes.........................................   11
Distribution Plan.............................   12
Advisor.......................................   12
Financial Highlights..........................   13

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a crime.

                              RISK/RETURN SUMMARY

The WM Money Market Fund is part of the WM Group of Funds. This prospectus describes Class A shares of the Money Market Fund for Individual Retirement Account ("IRA") clients of Washington Mutual Bank or WM Financial Services. The Fund also offers Class A shares and Class B shares to other investors through the combined WM Group of Funds prospectus which can be obtained by contacting WM Shareholder Services, at 800-222-5852, or your investment adviser.

This summary identifies the investment objective, principal investment strategies and principal risks of the Money Market Fund. The principal investment strategies identified in this summary are not the only investment strategies available to the Fund and some of the principal investment strategies identified may not be available at any given time. For a discussion of all of the investment strategies available to the Fund, please see the Statement of Additional Information (the "SAI").

The discussion of the Money Market Fund's principal investment strategies includes a short discussion of some of the principal risks of investing in the Fund. You can find additional information, including a more detailed description and other principal risks of an investment in the Fund, after this summary. Investments mentioned in the summary and described in greater detail under "Investment Practices" below appear in BOLD TYPE. Please be sure to read the more complete description of the Fund, and the related risks, before you invest.

Below the description of the Fund is a bar chart showing how the investment returns of its Class A shares have varied in the past ten years. The bar chart is intended to provide some indication of the volatility of the Fund's returns. The table following the bar chart shows how average annual total returns of the Fund compare to returns of a broad-based securities market index for the last one, five and ten years. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE.

There can be no assurance that the Fund will achieve its objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

--------------------------------------------------------------------------------
                               MONEY MARKET fund

OBJECTIVE The Fund seeks to maximize current income while preserving capital and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests in high-quality money market instruments, which may include U.S. GOVERNMENT SECURITIES, FLOATING AND VARIABLE RATE SECURITIES, MUNICIPAL OBLIGATIONS, U.S. dollar denominated FOREIGN INVESTMENTS, ASSET-BACKED SECURITIES, REPURCHASE AGREEMENTS, and WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES.

Among the principal risks of investing in the Fund are:

- Money Market         - Foreign
  Risk                 Investment
- Market Risk            Risk
- Credit Risk          - Liquidity Risk
                       - Management Risk

YEARLY performance*
[Money Market Bar Chart]

During the periods shown above, the highest quarterly return was 1.87% (for the quarter ended 6/30/90), and the lowest was 0.56% (for the quarter ended 6/30/93).

PERFORMANCE TABLE*

Average Annual Total Returns                              Past         Past         Past
(for periods ended December 31, 1999)                   One Year    Five Years    Ten Years
MONEY MARKET FUND, CLASS A SHARES                         4.56%        4.96%        4.66%
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX**          4.85%        5.35%        5.28%

 * The Fund's performance through December 31, 1997 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

** This is an unmanaged index that measures the performance of 3-month U.S.
   Treasury bills currently available in the marketplace.

                           SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Money Market Fund can change with the value of the investments held by the Fund. Many factors can affect that value, and it is possible that you may lose money on investments in the Fund. Factors that may affect the Fund as a whole are called "principal risks". They are summarized in this section. These risks can change over time, because the types of investments made by the Fund can change over time. Investments mentioned in this summary and described in greater detail under "Description of the Fund" or "Investment Practices" appear in BOLD TYPE. Those sections also include more information about the Fund, its investments and the related risks.

- MONEY MARKET RISK. While the Fund is designed to be a relatively low risk investment, it is not entirely free of risk. The Fund may not be able to maintain a net asset value of $1.00 per share as a result of a deterioration in the credit quality of issuers whose securities the Fund holds, or an increase in interest rates. In addition, the Fund is subject to the risk that the purchasing power of your investment may be eroded over time by inflation.

- MARKET RISK. The Fund is subject to market risk, which is the general risk of unfavorable changes in the market value of the Fund's portfolio securities. One aspect of market risk is interest rate risk. As interest rates rise, your investment in the Fund may be worth less because its income producing securities may be worth less.

- CREDIT RISK. The Fund may be subject to credit risk even though it invests exclusively in high-quality money market instruments. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to any of the Fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in Credit Ratings, apply.

- LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price.

- MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases, investments may be unavailable or WM Advisors may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund.

- FOREIGN INVESTMENT RISK. The Money Market Fund may make U.S. dollar denominated foreign investments. There are certain risks involved in investing in foreign securities, including those resulting from: fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

  Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.

- PORTFOLIO REALLOCATION RISK. From time to time, the Fund may experience relative large investments or redemptions from one or more of the series of WM Strategic Asset Management Portfolios, LLC (the "Portfolios"). The Portfolios are also advised by WM Advisors and provide asset allocation services by investing in the Fund and other funds within the WM Group of Funds. These transactions will affect the Fund, since it will have to sell portfolio securities due to redemptions or purchase securities due to investments. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that it may be required to sell securities or invest cash at times it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. WM Advisors is committed to minimizing such impact on the Fund to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Fund. WM Advisors will at all times monitor the impact on the Fund of transactions by the Portfolios.

--------------------------------------------------------------------------------

                               FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you invest in Class A shares of the Fund. The Fund offers other classes of shares that are subject to different fees and expenses. For information about other classes of shares offered by the Fund, please contact WM Shareholder Services at 800-222-5852. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that your investment has a 5% return each year, required for illustration purposes by the Securities and Exchange Commission, and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower than those in the Example.

-----------------------------------------------------------------------------------
                         SHAREHOLDER FEES
             (fees paid directly from your investment)
     ------------------------------------------------------------------------------
  Maximum sales charge imposed on purchases                               0.00%
  Maximum deferred sales charge (load) imposed on redemptions             0.00%
     ------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
     ------------------------------------------------------------------------------
  Management fees                                                         0.45%
  Service (12b-1) fees                                                    0.00%
  Other expenses                                                          0.28%
                                                                          ----
  Total annual fund operating expenses                                    0.73%
                                                                          ====
     ------------------------------------------------------------------------------
  EXAMPLE: You would pay the following expenses on a $10,000 investment assuming a
  5% annual return and redemption at the end of each period:

     One year                                                             $ 75
     Three years                                                           233
     Five years                                                            409
     Ten years                                                             906
-----------------------------------------------------------------------------------

                            DESCRIPTION OF THE FUND

This section provides a more complete description of the principal investment strategies and risks of the Fund. The "Investment Practices" section that follows provides additional information about the principal investment strategies of the Fund. You can find additional descriptions of the Fund's strategies and risks in the Statement of Additional Information ("SAI"). Except for policies explicitly identified as "fundamental" in this Prospectus or the SAI, the investment objectives and investment policies set forth are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.

The Fund invests only in U.S. dollar-denominated short-term, money market securities. It will only purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities that are, or have issuers that are:

- rated by at least two nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), in one of the two highest rating categories for short-term debt securities;

- rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating; or

- if not so rated, are determined to be of comparable quality.

A description of the rating systems of S&P and Moody's is contained in the SAI. At the time of investment, no security purchased by the Money Market Fund (except U.S. Government securities subject to repurchase agreements and variable rate demand notes) will have a maturity exceeding 397 days, and the Fund's average portfolio maturity will not exceed 90 days. The Fund will attempt to maintain a stable net asset value ("NAV") of $1.00, but there can be no assurance that it will be able to do so.

To accomplish its objective, the Money Market Fund invests solely in money market instruments that are selected from the following six general categories:

- U.S. Government securities;

- short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies) and state and local governments and municipalities to finance short-term cash needs;

- obligations of U.S. and foreign banks with assets of more than $500 million;

- securities issued by foreign governments, their agencies or instrumentalities or by supranational entities;

- short-term corporate obligations rated in one of the two highest rating categories by Moody's or S&P; and

- repurchase agreements.

INVESTMENT PRACTICES

The next several pages contain more detailed information about types of securities in which the Fund may invest, and strategies which the Advisor may employ in pursuit of that Fund's investment objective and a summary of risks and restrictions associated with these securities and investment practices. For more information, see the SAI.

ASSET-BACKED SECURITIES. The Fund will not invest more than 10% of its total assets in asset-backed securities. Asset-backed securities are secured by interests in underlying assets. The underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, including home equity loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

BORROWING. The Fund may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If the Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. The Fund may borrow up to 5% of its total assets for emergency purposes. In addition, the Fund may borrow up to one-third of its total assets to meet redemption requests. The foregoing percentage limitation on borrowings is a fundamental policy of the Fund.

FLOATING RATE, INVERSE FLOATING RATE AND VARIABLE RATE INVESTMENTS. The Fund may purchase floating rate and variable rate obligations, including participation interests therein.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 10% of the net assets of the Fund may be invested in securities that are not readily marketable. Such illiquid securities may include:

- repurchase agreements with maturities greater than seven calendar days;

- time deposits maturing in more than seven calendar days;

- to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;

- certain over-the-counter options, as described in the SAI;

- certain variable rate demand notes having a demand period of more than seven days; and

- securities which are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).

Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, so long as such securities meet liquidity guidelines established by the Trust's Board of Trustees.

The Fund may purchase RESTRICTED SECURITIES (provided they are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities, making restricted securities, in many instances, more liquid than they once were considered to be, investing in restricted securities could increase the level of illiquidity of the portfolio securities of the Fund. This could make it more difficult for the Fund to fulfill shareholder redemption orders on a timely basis. If the Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

LENDING OF SECURITIES. The Fund may lend portfolio securities to brokers and other financial organizations. The Fund may lend portfolio securities up to 33% of total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, which are purchases of underlying debt obligations from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the obligations at an established time and price. Repurchase agreements can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the SEC, the Fund may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in repurchase agreements or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA bonds), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the instru-mentality (such as FNMA and FHLMC bonds).

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED-DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Fund may purchase or sell securities on a when-issued or a delayed-delivery basis. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

SHAREHOLDER TRANSACTIONS

This Prospectus is intended for investors purchasing and selling Fund shares through a Washington Mutual Bank or WM Financial Services IRA account. Such investors should contact WM Financial Services, Inc. at 800-888-0055 to determine how to purchase or redeem shares.

Shares of the Fund are purchased and redeemed at the net asset value per share ("NAV") next determined after receipt of a properly executed order to purchase or redeem. The NAV is calculated at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier. The NAV is calculated, for each class of shares, by valuing the Fund's portfolio securities at amortized cost, adding all other assets, deducting liabilities, and dividing the result by the Fund's outstanding shares. The Fund's Board of Trustees may decide that the amortized cost method of valuation is inappropriate in certain circumstances, in that case, the Trustees will decide how to determine fair value. While the Fund attempts to maintain a $1.00 per share NAV, there is no guarantee that it will be successful in doing so.

Shares of the Fund may be exchanged for the same class of shares of other mutual funds within the WM Group of Funds. Contact your investment adviser or WM Shareholder services at 800-222-5852 for a prospectus which contains information about other funds within the WM Group of Funds and this exchange privilege.

The Fund reserves the right to suspend the offering of shares at any time. The Fund also reserves the right to reject any specific purchase order, including purchases by exchange.

Payment normally will be made on the next business day after redemption, but no later than seven days after the transaction, unless you recently purchased Fund shares by check or Automated Clearing House transfer. In that case, redemption proceeds may be delayed up to 15 days after the purchase transaction, to allow for the collection of funds. Under unusual circumstances, the

Fund may suspend redemptions or postpone payment for seven days as permitted by federal securities laws. Redemption proceeds will be sent by check or Automated Clearing House transfer to your bank account without charge. Wire redemption proceeds may be subject to a $10 fee. The receiving bank may also charge a fee.

DISTRIBUTION OF INCOME AND CAPITAL GAINS

The Fund distributes dividends from net investment income (which is essentially interest and dividends earned from owning securities, minus expenses). It also will make capital gain distributions if realized gains from the sale of securities exceed realized losses. Dividends from the net investment income of the Fund will normally be declared daily and paid monthly. Dividends and capital gain distributions are normally reinvested into additional shares of the Fund within brokerage accounts. Other payment arrangements may be possible depending upon the type of account.

TAXES

The following describes the general tax treatment of income and capital gains distributions, and of redemptions of Fund shares. Tax treatment will vary depending on the shareholder's situation and the type of account. For example, income earned within an "IRA" is generally not taxable until withdrawn and then is generally taxed at ordinary income rates.

The Fund will distribute substantially all of its net investment income and net realized capital gains on a current basis. You are responsible for federal income tax (and state and local income taxes, if applicable) on dividends and capital gain distributions. This is true whether such dividends or distributions are paid in cash or reinvested in additional shares.

Generally, dividends paid by the Fund from interest, dividends or net short-term capital gains will be taxed as ordinary income. Distributions designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 20% tax rate), regardless of how long you have held your shares. Because of tax law requirements, you must provide a certified taxpayer identification number (for individuals, a Social Security number) to avoid the 31% "back-up" withholding tax. Early in each calendar year you will be notified of the amount and tax status of distributions paid to you for the preceding year.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE OR LOCAL TAX CONSEQUENCES OF INVESTING IN THE FUND. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE FUND.

DISTRIBUTION PLANS

The Fund has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A shares (a "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, WM Funds Distributor, Inc., referred to as the Distributor in this Prospectus, may receive a service fee at an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund is currently not making such payments and would not unless such payments are approved by its Trustees.

The Distributor may, from time to time, pay to other dealers, in connection with retail sales or the distribution of shares of the Fund, material compensation in the form of merchandise or trips. Salespersons, including representatives of WM Financial Services, Inc. (a subsidiary of Washington Mutual), and any other person entitled to receive any compensation for selling or servicing Fund shares may receive different compensation with respect to one particular class of shares over another, and may receive additional compensation or other incentives for selling Fund shares.

ADVISOR

The Fund is managed by WM Advisors, Inc., which is referred to as the Advisor in this Prospectus. The Advisor's address is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. The Fund may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of the Advisor. For more information, see the SAI.

The Advisor has been in the business of investment management since 1944. Its responsibilities include formulating the Fund's investment policies (subject to the terms of this Prospectus), analyzing economic trends, directing and monitoring the Fund's investment performance and reporting to the Board of Trustees, as well as providing certain administrative services to the Fund. The Advisor is an indirect wholly owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The Fund paid the Advisor management fees equal to an annual rate of 0.45% of the Fund's average daily net assets during the fiscal year ended October 31, 1999. The Advisor has undertaken to waive its management fees and reimburse expenses to the extent necessary to limit the total Fund operating expenses for Class A shares to an annual rate of 0.73% of the Fund's average daily net assets through October 31, 2000.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the periods ended October 31, 1999 and 1998 has been audited by Deloitte & Touche LLP. The information provided below for periods prior to October 31, 1998 has been audited by other auditors. The Reports of Independent Accountants, along with the Fund's financial statements, are included in its Annual Reports to Shareholders, which are available upon request.

  MONEY MARKET FUND   CLASS A SHARES

                                                                              FISCAL
                                                           YEAR ENDED      PERIOD ENDED      YEAR ENDED DECEMBER 31,
                                                          OCTOBER 31,      OCTOBER 31,    ------------------------------
                                                              1999           1998(1)        1997       1996       1995
                                                        ----------------------------------------------------------------
Net Asset Value, Beginning of Period.................        $1.0000          $1.0000      $1.0000    $1.0000    $1.0000
                                                            --------         --------     --------   --------   --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income..............................          0.044            0.041       0.0493     0.0476     0.0519
  Net Realized & Unrealized Gain on Investments......              -                -            -          -          -
                                                            --------         --------     --------   --------   --------
    Total From Investment Operations.................          0.044            0.041       0.0493     0.0476     0.0519
                                                            --------         --------     --------   --------   --------
 LESS DISTRIBUTIONS:
  Dividends from Net Investment Income...............         (0.044)          (0.041)     (0.0493)   (0.0476)   (0.0519)
  Distributions from Net Realized Gains..............              -                -            -          -          -
                                                            --------         --------     --------   --------   --------
    Total Distributions..............................         (0.044)          (0.041)     (0.0493)   (0.0476)   (0.0519)
                                                            --------         --------     --------   --------   --------
Net Asset Value, End of Period.......................        $1.0000          $1.0000      $1.0000    $1.0000    $1.0000
                                                            ========         ========     ========   ========   ========
Total Return(2)......................................          4.52%            4.19%        5.04%      4.88%      5.33%
 RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period ($1,000's)...............       $460,444         $403,443     $260,877   $229,355   $171,225
  Ratio of Operating Expenses to Average Net
   Assets............................................          0.72%            0.66%(3)     0.75%      0.79%      0.92%
  Ratio of Net Investment Income to Average Net
   Assets............................................          4.43%            4.94%(3)     4.93%      4.77%      5.19%
  Ratio of Operating Expenses to Average Net Assets
   Without Fee Waivers, Expenses Absorbed and/or
   Credits Allowed by the Custodian..................          0.73%            0.67%(3)     0.83%      0.89%      1.04%

---------------
(1) Fiscal year end changed to October 31.

(2) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses absorbed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) Annualized.

--------------------------------------------------------------------------------

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Funds and Portfolios on the EDGAR database or the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@secgov.org by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the following file number:

FILE NO. 811-00123, WM TRUST I